ForeRetirement Variable Annuity

Supplement Dated June 20, 2016 to your Prospectus dated May 2, 2016

Effective June 16, 2016, the following changes are made to the PIMCO Global Dividend Portfolio:

Portfolio Name

The PIMCO Global Dividend Portfolio is renamed PIMCO StocksPLUS® Global Portfolio.

Investment Objective

The investment objective is deleted in its entirety and replaced with:

The Portfolio seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management.

This Supplement Should Be Retained For Future Reference.

FR.I-062016-MC